MEDTOX Scientific, Inc.

Noble Financial Conference

November 10, 2005

Forward-looking statements contained in this
presentation are made under the Safe Harbor
Provision of the Private Securities Litigation Reform
Act of 1995. Any such statements are subject to risks
and uncertainties that could cause actual results to
differ materially from those anticipated. Such factors
are described from time to time in the Company's
Annual Report on Form 10-K and other reports filed
with the Securities and Exchange Commission.

Who we are

Value Proposition

Business Structure and Markets

Strategy

Financial Information

Overview

Leader in Workplace Drugs-of-Abuse Testing

Laboratory Based Testing

POCT (Point-of-Collection Testing)

Integrated Customer Solutions

Specialty Niche Laboratory Services Provider

Clinical trial support

Filter paper testing for lead

Metals laboratory

Clinical toxicology

Autopsy support testing

Who we are:

State-of-the-art lab technology and test
devices—supported by value-added
services

Value proposition

Value proposition

Value added through

LEAN and Six Sigma

Collection Site and Program Management

IT Solutions

Innovative Product Development

Value added

LEAN and Six Sigma

Improved quality and productivity

Focus on value from the customer’s
perspective

Eliminate waste / reduce costs

Increased throughput and capacity

Improved margins and profitability

Value added

Collection Site and Program
Management

Value added

Collection Site Management

      Over 8,000 collection sites

Preferred Provider Network

1,100 sites

Trained and certified sites

Specimen collection

Point-of-Collection Testing

Company specific protocol

MEDTOX

MANITOBA
Edmonton
BRITISH COLUMBIA
ALBERTA
Calgary
Vancouver
CANADA
Kenora District
Nord-du-Québec
QUÉBEC
Regina
SASKATCHEWAN
Winnipeg
ONTARIO
N.B.
WASHINGTON
MONTANA
Portland
Helena
Thunder Bay
Montréal
Ottawa
Concord
Boston
OREGON
IDAHO
SOUTH DAKOTA
MINNESOTA
Minneapolis
Toronto
WYOMING
MICHIGAN
UNITED STATES
New York
Philadelphia
NEVADA
Salt Lake City
NEBR.
Omaha
Washington, D.C.
UTAH
Denver
Cheyenne
MO.
COLORADO
Kansas City
St. George
KANSAS
St. Louis
KENTUCKY
VA.
Virginia Beach
CALIFORNIA
Las Vegas
ARIZONA
Santa Fe
Oklahoma City
Memphis
Los Angeles
San Diego
Phoenix
NEW MEXICO
OKLA.
ARKANSAS
TEXAS
Dallas
Atlanta
Atlantic Ocean
Pacific Ocean
Savannah
Jacksonville
Hermosillo
Chihuahua
Ciudad Obregón
San Antonio
Houston
Tampa
MEXICO
Gulf of Mexico
Hidalgo del Parral
Monclova
Miami
Nassau
Culiacán
Saltillo
Linares
THE BAHAMAS
Mazatlán
Ciudad Victoria
Havana
CUBA
Ciego de Ávila

Value added

   Preferred Provider Network

Value added

IT Customer Solutions

WebTox®

eChain®

MEDTOXScan™

MEDTOX

MEDTOX
QuikResults™ Web
QuikResults™ Email
QuikResults™ EDI
QuikResults™ FTP
QuikResults™ IVR
QuikResults™ FAX
QuikResults™ Printer
Existing MEDTOX Clients
Username
Password

Value added

WebTox®

Web based result reporting

Specimen Status

View image of Chain-of-
Custody

Used for lab-based and
Point-of-Collection Testing

MEDTOX

MedTox - eChain - Microsoft Internet Explorer
MEDTOX
eChain
Scheduled Tests

Value added

eChain®

First multi-purpose electronic
chain-of-custody system

Web-based “thin client” application

Used for lab-based and Point-of-
Collection Testing

Allows clients to track entire test
process

Expedites collection process and
reporting

Value added

MEDTOXScan™

Interprets drug strips
electronically

Stores multiple patient records

Compact and portable

Can interface with hospital
systems

Offers flexibility to hospital lab
technicians (Result “holds” until
cleared by technician)

Automates and expedites
throughput and data
management

MEDTOXScan™

Value added

Innovative Product Development

PROFILE®-II A

Sure-Screen®

MEDTOX®

MEDTOX®
DIAGNOSTICS, INC.
PROFILE®-II A
ID/DATE
pH
GL
SG
NI
OX
Read results per Product Insert
CTRL
THC
OPI
AMP
COC
PCP
Read results at 7 minutes
Sample Wells

Value Added

Innovative Product Development

PROFILE®-II A

Drugs-of-Abuse Point-of-
Collection Testing Device
With onboard adulterant
test

Value Added

Innovative Product Development

Sure-Screen®

First of its kind in the market

Offers substantially lower
detection levels

First “zero-tolerance”-type device

Convenient cup design/User-
friendly

Confirmatory testing through
MEDTOX Laboratories

Markets

Business Structure and
Market Information

Business Structure

27%

49%

24%

Diagnostic

Products

$13.5 M

Specialty Lab

$15.3 M

Laboratory

Drugs-of-Abuse

$27.9 M

2004

Market Share Overview

Drugs-of-Abuse

Specialty Lab

Diagnostic

Products

$400 million

$1 billion

$ 400 million

2004 MEDTOX
REVENUES:

$27.9M

7.0 % market share

2004 MEDTOX
REVENUES:

$15.3M

1.5 % market share

2004 MEDTOX
REVENUES:

$13.5 M

3.4 % market share

Markets

Laboratory Services

Laboratory Services

Market Profile

Serving national employers of all
categories

Service business, differentiated via
technology and value-added
services

Nine months ended September 30,
2005 15% year over year growth

2004 TOX REVENUES:

$27.9M

7.0 % market share

*Based on Washington G-2 Reports

Laboratory Services, Workplace Drugs-of-Abuse

$400 million*

SAMHSA Certified Labs
Labs
0
20
40
60
80
100
1988
1992
1996
2000
2004
Year

Market Profile

Competition

Laboratory Services, Drugs-of-Abuse

Quest & LabOne                  45%

LabCorp                                  23%

MEDTOX                                  7%

Psychemedics                             4%

Source:  Washington G-2 Reports

Market Profile

Specialty Laboratory Services

2004 MEDTOX REVENUES:

$15.3M

1.5 % market share

*MEDTOX estimate

Large and growing market
opportunity

Clients

Hospitals, clinics,  other
laboratories

Small- to mid-sized
Biotech and Pharma

Differentiated by
specialization

$1 billion*

Market Profile

Drugs-of-Abuse, Diagnostic Devices

Serving employers, rehab, and
limited rights market (prison,
probation, parole)

Single-use test kits for POCT
(point-of-collection test) with
results in minutes

Lab testing for positive test
verification

$ 400 million*

2004 MEDTOX REVENUES:

$13.5 M

3.4 % market share

*MEDTOX estimate

Market Profile

Summary

Large Markets

Strong niche position

Opportunity for growth within existing
markets and core competencies

Strategy

Dedicated to profitable growth

Build market share by offering the high quality
products and services, priced competitively and
supported by value-added services for our
customers

Leverage existing infrastructure and
technical expertise to improve operating
margins and facilitate top line growth

Drive innovation

Execute

MEDTOX

Revenue
60,000
50,000
40,000
30,000
20,000
10,000
-
2000
2001
2002
2003
2004
2005
9 months
Year

Financial Information

Financial Information

Third Quarter 2005 Results

569

1,281

6,032

$14,473

Q3

2004

256

407

1,228

$2,040

Q3

Variance

($)

45.0%

825

Net Income

31.8%

1,688

Operating
Income

20.4%

7,260

Gross Profit

14.1%

$16,513

Net revenues

Q3

Variance

(%)

Q3

2005

MEDTOX

Third Quarter Gross Margin
Percentage
45.0
44.0
43.0
42.0
41.0
40.0
39.0
38.0
37.0
36.0
2002
2003
2004
2005

Financial Information

Financial Information

9 months Ended
September 30,

1,711

3,887

$18,386

$43,120

2004

550

763

2,316

$4,927

Variance

($)

32.1%

2,261

Net Income

19.6%

4,650

Operating Income

12.6%

20,702

Gross Profit

11.4%

$48,047

Net revenues

Variance

(%)

2005

Third Quarter 2005 YTD Results

7.8M

EBITDA (ttm)

1.22

Price/Book (mrq):

0.86

Price/Sales (ttm):

61.7M

Revenue (ttm)

53.0M

Market Cap (3-Nov-05):

Financial Information